Note 26 - Retained earnings, revaluation reserves and other reserves - Retained earnings, revaluation reserves and other reserves. Breakdown by concepts (Details) - EUR (€) € in Millions	Jun. 30, 2018	Dec. 31, 2017
Retained earnings, revaluation reserves and other reserves.
Retained Earnings	€ 26,075	€ 25,474
Revaluation reverse	11	12
Other Reserves	(48)	(44)
Total Retained Earnings Revaluation Reserves And Other Reserves	€ 26,038	€ 25,443